SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 28, 2007


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



             Delaware                    000-32551                23-3067904
--------------------------------- ------------------------ ---------------------
  (State or Other Jurisdiction of  (Commission File No.)         (IRS Employer
          Incorporation)                                     Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Company's telephone number                       61-3-8532-2800
Company's facsimile number                       61-3-8532-2805
Company's email address                          lgdi@axisc.com.au
Company's website address                        www.lgdi.net

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Item 1.01      Entry into a Material Definitive Agreement


Private Placement of Shares and Options of Common Stock

         Effective March 28, 2007, Legend International Holdings, Inc advises that further to its earlier Form 8-K today, it has issued a further 3,700,000 shares of common stock raising US$925,000. The shares issued are restricted shares. The funds will be used to fund the exploration on the Northern Australian diamond interests and for working capital.

Item 3.02      Unregistered Sales of Equity Securities

         The description of the Private Placement set forth above is hereby incorporated herein by this reference. The securities that are being issued pursuant to this Private Placement are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under section 4(2) of the Act and under Regulation S and D promulgated under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEGEND INTERNATIONAL HOLDINGS, INC.
                                    (Company)

                                    By: /s/ Peter Lee
                                        ---------------------------------------
                                            Peter Lee
                                            Secretary

Dated: March 28, 2007